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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  July 17, 2002



                            HARVARD BIOSCIENCE, INC.
             (Exact Name of Registrant as specified in its charter)



         Delaware                     0-31923                    04-3306140
(State or other jurisdiction      (Commission File            (I.R.S. Employer
     of incorporation)                Number)                Identification No.)



                 84 October Hill Road, Holliston, MA 01746-1371
              (Address of principal executive offices and zip code)

                                 (508) 893-8999
              (Registrant's telephone number, including area code)




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     This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of the Company to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements. Additional information concerning these risks and uncertainties is contained in the section entitled "Important Factors That May Affect Future Operating Results" of the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

ITEM 5.  OTHER EVENTS

     On July 17, 2002, Harvard Bioscience, Inc., a Delaware corporation (the "Company"), HAG Acq. Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("MergerCo"), and Genomic Solutions Inc., a Delaware corporation ("GNSL") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which GNSL will be merged with and into MergerCo (the "Merger").

     As a result of the Merger, all of the outstanding shares of GNSL common stock will be converted into the right to receive an aggregate of $9,000,000 in cash and 3,200,000 shares of common stock, par value $0.01 per share, of the Company. The Merger, which has been approved by the boards of directors of each company, is subject to customary closing conditions and regulatory approvals, as well as the approval of the stockholders of GNSL.

     The Company also entered into voting agreements with certain stockholders of GNSL who have voting control over approximately 38% of the outstanding shares of GNSL common stock. Pursuant to the voting agreements, such stockholders have agreed to vote their GNSL shares in favor of the Merger.

     A copy of the Merger Agreement and the form of voting agreement are attached to this Current Report on Form 8-K as Exhibit 2.1 and 99.1, respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of the Business Acquired.

         Not applicable.

         (b)      Pro Forma Financial Information.

         Not applicable.


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         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of July 17, 2002, by and among Harvard Bioscience, Inc., HAG Acq. Corp. and Genomic Solutions Inc. (1)

                  99.1 Form of Voting Agreement, dated as of July 17, 2002, by and between Harvard Bioscience, Inc. and certain stockholders of Genomic Solutions Inc.

         (1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   July 19, 2002                               HARVARD BIOSCIENCE, INC.



                                                     By: /s/ David Green
                                                        ------------------------
                                                         David Green
                                                         President























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                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger, dated as of July 17, 2002, by and among Harvard Bioscience, Inc., HAG Acq. Corp. and Genomic Solutions Inc. (1)

99.1 Form of Voting Agreement, dated as of July 17, 20002, by and between Harvard Bioscience, Inc. and certain stockholders of Genomic Solutions Inc.

-----------------------------------------------------

(1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.


























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